UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2007

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

       The Federal Home Loan Bank of Seattle (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Board (the "Finance Board") and the Finance Board regulations authorize the Finance Board to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

       Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

       We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

  although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
  Schedule A will not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
  Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and will not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
  the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount will not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE(1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE(3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
2/14/2007	3133XJWW4	3/1/2007	9/4/2007	9/4/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	10,000,000
2/14/2007	3133XJWW4	3/1/2007	9/4/2007	9/4/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	25,000,000
2/14/2007	3133XJWX2	3/1/2007	2/1/2008	2/1/2008	Non-Callable	N/A	Fixed Constant	N/A	5.25	10,000,000
2/14/2007	3133XJWX2	3/1/2007	2/1/2008	2/1/2008	Non-Callable	N/A	Fixed Constant	N/A	5.25	25,000,000
2/14/2007	3133XJWY0	3/1/2007	10/1/2007	10/1/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	10,000,000
2/14/2007	3133XJWZ7	3/1/2007	11/1/2007	11/1/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	10,000,000
2/14/2007	3133XJX29	3/1/2007	12/3/2007	12/3/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	10,000,000
2/14/2007	3133XJX37	3/1/2007	1/2/2008	1/2/2008	Non-Callable	N/A	Fixed Constant	N/A	5.25	10,000,000
2/14/2007	3133XJXN3	2/28/2007	8/28/2009	8/28/2007	Optional Principal Redemption	American	Fixed Constant	8/28/2007	5.37	100,000,000
2/14/2007	3133XJXU7	2/15/2007	2/20/2009	8/20/2007	Non-Callable	N/A	Fixed Constant	N/A	5	500,000,000
2/15/2007	3133XJWW4	3/1/2007	9/4/2007	9/4/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	30,000,000
2/15/2007	3133XJYL6	3/14/2007	9/14/2009	9/14/2007	Optional Principal Redemption	American	Fixed Constant	3/14/2008	5.25	50,000,000
2/15/2007	3133XJYQ5	2/21/2007	2/21/2008	8/21/2007	Optional Principal Redemption	Bermudan	Fixed Constant	5/21/2007	5.22	25,000,000
2/15/2007	3133XJYR3	3/1/2007	11/1/2007	11/1/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	25,000,000
2/15/2007	3133XJYU6	3/5/2007	3/5/2010	9/5/2007	Optional Principal Redemption	Bermudan	Fixed Constant	9/5/2007	5.5	250,000,000
2/15/2007	3133XJYV4	2/21/2007	2/21/2008	8/21/2007	Optional Principal Redemption	European	Fixed Constant	8/21/2007	5.3	50,000,000
2/16/2007	3133XJWW4	3/1/2007	9/4/2007	9/4/2007	Non-Callable	N/A	Fixed Constant	N/A	5.25	30,000,000
2/16/2007	3133XJYX0	3/2/2007	3/2/2009	9/2/2007	Optional Principal Redemption	European	Fixed Constant	4/2/2007	5.5	500,000,000
2/16/2007	3133XJYZ5	3/6/2007	3/6/2009	9/6/2007	Optional Principal Redemption	American	Fixed Constant	9/6/2007	5.3	50,000,000
2/16/2007	3133XJXA1	2/21/2007	2/21/2008	8/21/2007	Non-Callable	N/A	Fixed Constant	N/A	5.125	100,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American - redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan - redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European - redeemable on a particular date only.
•    Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European - redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Levereraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: February 20, 2007	By: /s/ Arthur Zhang
Arthur Zhang Vice President and Assistant Treasurer